AGREEMENT OF SETTLEMENT


            This Agreement of Settlement (the "Agreement") is entered into this 14th day of August 2006 (the "Closing Date"), by and between Stronghold Technologies, Inc. (the "Company") and Mary Carey ("Carey").

                                   WITNESSETH:

            WHEREAS, as of the date hereof, the Company is in debt to Carey relating to accrued salary in the amount of $135,740 and an auto allowance in the amount of $9,800 (collectively referred to as the "Debt"); and

            NOW, THEREFORE, in consideration of the mutual covenants, payments, and agreements set forth in this Agreement, the Company and Carey intending to be legally bound hereby and thereby, and each warranting to the other that each has the capacity and, in the case of the Company, the authority to execute this Agreement, it is agreed between the undersigned parties, that all of the claims asserted (or which could have been asserted) by Carey or the Company against Carey are hereby settled and compromised on the following terms and conditions, to wit:

(1)   SETTLEMENT.

      (a)   Carey hereby:

            (i)   waives all rights and claims relating to the Debt; and

            (ii) releases the Company pursuant to the terms of the "release" set forth in Section 2 below.

      (b)   The Company shall:

            (i) The Company shall issue to Carey a Convertible Note in the form of Exhibit A in the initial face amount of $145,540; and

            (ii)  grant to Carey the release contained in Section 2 below.

      (c) Each party shall bear its own costs and attorneys' fees incurred in connection with the preparation of this Agreement. No actions taken to consummate this Agreement shall be deemed to have occurred until all have occurred, and when all have occurred they shall be deemed to have occurred simultaneously.

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(2)   RELEASE.

      (a) Carey for himself and on behalf of his or his agents, affiliates, administrators, successors, insurers, or assigns (collectively, the "Carey Parties"), hereby release the Company and its directors, officers, partners, past and present employees, agents, administrators, holding company, parent company, subsidiaries, successors, insurers, assigns, principals and past and present control persons (collectively, the "Company Parties"), from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the Company or the Company Parties, Carey or the Carey Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing that has or may have arisen from the beginning of the world to the day of the date of this Agreement.

      (b) The Company for itself and on behalf of the Company Parties, hereby release Carey and the Carey Parties from all Claims, which against Carey or the Carey Parties, the Company or the Company Parties ever had, now have or hereafter can, shall or may, have against, for, upon, or by reason of any matter, cause or thing that has or may have arisen from the beginning of the world to the day of the date of this Agreement.

(3) BINDING AGREEMENT. The terms of this Agreement are binding upon and inure to the benefit of each of the parties hereto, their respective successors, assigns, dependents, and all other related persons, affiliates or associates.

(4) HEADINGS. The captions of the paragraphs and sections of this Agreement are provided solely for convenience, and are not intended to, and in fact, shall not affect the substance or meaning of this Agreement.

(5) REPRESENTATION. Each of the parties hereto represents that each has read and fully understands each of the provisions as contained herein, and has been afforded the opportunity to review same with his attorney of choice; and further that each of the parties hereto represents that each and every one of the provisions contained in this Agreement is fair and not unconscionable to either party.

(6) COUNTERPARTS/EXECUTION/FURTHER ACTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission. In order to carry out the terms and conditions of this Agreement, including the Note, the parties agree to execute promptly, upon reasonable request, any and all further documents and instruments necessary to effectuate the terms of this Agreement and the Note.

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(7)   ENTIRE AGREEMENT/WAIVER/ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. No breach of any provision hereof can be waived unless the waiver is set forth in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. Neither the Company nor Carey have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. Except as expressly set forth herein, no right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party, which will not be unreasonably withheld.

(8) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(9) CONFIDENTIALITY. The parties represent, warrant and agree that all matters relating to this Agreement, are intended to be and shall be kept confidential and shall not be disclosed to anyone by the parties or by any of their respective agents or attorneys, unless such disclosure is plainly required by law or is plainly compelled by legal process or court order. However, prior to either party making such disclosure, the other party shall be notified in order to have an opportunity to prevent the disclosure. For avoidance of doubt, the parties may disclose (1) the terms of the settlement to a court of competent jurisdiction if ordered to do so or in an action to enforce the Agreement, (2) the terms and amount of the settlement to tax authorities and to each party's respective tax advisors, accountants and attorneys on an as-needed basis, so long as those advisors, accountants and attorneys are advised as to the confidential nature of this Agreement and agree to maintain confidentiality with respect to its existence and content and (3) the terms of the settlement on a Form 8-K Current Report to be filed with the Securities Exchange Commission.

(10) INDEMNIFICATION. Each Party represents and warrants to the other that it has not assigned all or any portion of any Claim pertaining to their respective releases set forth in Section 2 hereto to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment, then the party which has breached or allegedly breached its representation or warranty contained in this paragraph agrees to indemnify and hold harmless the other party from any such claims being made.

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(11)  AUTHORITY. Each person signing this Agreement on behalf of a corporate or other business entity represents and warrants that he or she is authorized and empowered to do so and thereby binds his or her respective corporation, partnership, or other business entity and further represents and warrants that no further approval, whether by corporate board vote, resolution or otherwise, is required to validate this Agreement or, if so required, has been obtained.

(12) SURVIVAL. The representations, warranties and covenants contained in this Agreement, including the Note, are deemed to, and shall, survive the execution and delivery of this Agreement by the parties.


            IN WITNESS WHEREOF, the parties have read and executed this Agreement as of the date and year first above written.

STRONGHOLD TECHNOLOGIES, INC.


By: /s/Steven Humpheries                           /s/Mary Carey
    --------------------                           -------------
Name: Steven Humpheries                            Mary Carey
Title: President




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                                    EXHIBIT A

                           [FORM OF CONVERTIBLE NOTE]

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.

                                CONVERTIBLE NOTE

Addison, Texas                                                          $145,540
August 14, 2006


            FOR VALUE RECEIVED, STRONGHOLD TECHNOLOGIES, INC., a Nevada corporation (hereinafter called the "BORROWER"), hereby promises to pay to the order of MARY CAREY (the "HOLDER") the sum of One Hundred Forty Five Thousand Five Hundred Forty Dollars ($145,540), on August 13, 2016 (the "MATURITY DATE"). No interest shall accrue on this Note paid or converted in accordance with the terms set forth herein.

            The following terms shall apply to this Note:

                                    ARTICLE I
                            HOLDER'S CONVERSION RIGHT

            SECTION 1.01 CONVERSION RIGHT. The Holder shall have the right from time to time, and at any time on or prior to the Maturity Date to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on August 14, 2006 (the "Issue Date"), or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified ("SHARES") at the conversion price (the "CONVERSION PRICE") determined as provided herein (a "CONVERSION"). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion (the "NOTICE OF CONVERSION"), delivered to the Borrower by the Holder in accordance with Section 2.01 below; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the "CONVERSION DATE") or, if delivered after 6:00 p.m., the Conversion Date will automatically be the next Business Day. The term "CONVERSION AMOUNT" means, with respect to any conversion of this Note, the principal amount of this Note to be converted in such conversion. The term "BUSINESS DAY" means any day other than a Saturday or Sunday on which banks are open for business in the State of New York.

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            SECTION 1.02 CONVERSION PRICE. The Conversion Price shall be the
Market Price (as defined herein). "MARKET PRICE" means the Trading Prices (as defined below) for the Common Stock during the five (5) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "CONVERSION DATE"). "TRADING PRICE" means, for any security as of any date, the intraday trading price on the Over-the-Counter Bulletin Board (the "OTCBB") as reported by a reliable reporting service mutually acceptable to and hereafter designated by the Holder or, if the OTCBB is not the principal trading market for such security, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. "TRADING DAY" shall mean any day on which the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded, is open for trading.

            SECTION 1.03 CONCERNING THE SHARES. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("RULE 144"). The shares of common stock issuable hereunder shall bear a legend substantially in the following form, as appropriate:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT."

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            SECTION 1.04 DELIVERY OF SHARES; SUBSTITUTE NOTE. As soon as practicable after each Conversion of the Note, but no later than seven (7) days from the date of such Conversion, the Borrower shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such Conversion, registered in the name of the Holder or its designee. If this Note is Converted in part only, the Borrower shall, upon surrender of this Note for cancellation, execute and deliver to the Holder a new Note evidencing the balance of principal amount and accrued interest, if any, then due. Upon receipt by the Borrower of a Notice of Conversion, in proper form for Conversion, the Holder shall automatically be deemed to be the holder of record of the Shares issuable upon such Conversion, notwithstanding that the stock transfer books of the Borrower shall then be closed or that certificates representing such Shares shall not then be physically delivered to the Holder.

                                   ARTICLE II
                                  MISCELLANEOUS

            SECTION 2.01 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 16801 Addison Road, Suite 310, Addison, TX 75001, facsimile number:
214-866-0460. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

            SECTION 2.02 AMENDMENTS. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

            SECTION 2.03 ASSIGNABILITY. This Note shall not be assignable by either party.

            SECTION 2.04 GOVERNING LAW. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER AND THE HOLDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY DELIVERED PURSUANT TO THE NOTICE PROVISIONS CONTAINED IN SECTION 2.01 ABOVE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

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            IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 14th day of August, 2006.

                                                  STRONGHOLD TECHNOLOGIES, INC.



                                                  By:   /s/Steven Humphries
                                                        -------------------
                                                        Steven Humphries
                                                        President

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